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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                              perfumania.com, inc.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)

        Florida                                           65-0884688
------------------------                          ------------------------
(State of Incorporation)                          (I.R.S. Employer Number)

11701 NW 101st Road, Miami, Florida                                33178
-----------------------------------                                -----
(Address of Principal Executive Office)                          (Zip Code)

If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to                       securities pursuant to
Section 12(b) of the                         Section 12(g) of the
Exchange Act and is effective                Exchange Act and is effective
pursuant to General Instruction              pursuant to General Instruction
A.(c), please check the                      A.(d), please check the following
following box. /X/                           box. / /

                                    333-80059
                    ------------------------------------------
                   (Securities Act registration statement file
                       number to which this form relates)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
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
Title of Each Class to                          Name of Each Exchange on Which
be so registered                                Each Class is to be registered
----------------                                ------------------------------
Common Stock, par value, $0.01                  American Stock Exchange
------------------------------                  -----------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
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                                      NONE


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Item 1.     Description of Registrant's Securities to be Registered. The
            information contained under the captions "Business", "Management", and "Description of Capital Stock" on the Registrant's Registration Statement on Form S-1 (the "Registrant's Registration Statement"), initially filed with the Securities and Exchange Commission on June 4, 1999 (Registration No. 333-80059), and amended on July 28, 1999 and September 3, 1999, is incorporated herein by reference.

Item 2.     Exhibits

            * 3.1  Amended and Restated Articles of Incorporation.

            * 3.2  Bylaws.

            **4.1  Specimen of Common Stock Certificate.

       * Previously filed with the Securities and Exchange Commission as exhibits to the Registrant's Registration Statement on Form S-1 on June 4, 1999 (Exhibits 3.1 and 3.2, respectively) and are incorporated herein by reference.

       ** Previously filed with the Securities and Exchange Commission as exhibits to the Registrant's Registration Statement on Form 8-A on June 11, 1999 (Exhibit 4.1) and incorporated herein by reference.

                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registered statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: September 17, 1999

                                        perfumania.com, inc.

                                        By:  /s/ Rachmil Lekach
                                             ------------------
                                             Rachmil Lekach
                                             Chairman and Chief
                                             Executive Officer


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